EXHIBIT 10

           (10) Material Contracts:

                Pursuant to Item 601 (10) of Regulation S-B, the Registrant hereby incorporates by reference the 1996 Incentive Stock Option Plan adopted by the Board of Directors of the Corporation on February 6, 1996 and approved by the Shareholders of the Corporation on March 26, 1996, a copy of which is included as Exhibit
                10.2 to The Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1995.